EXHIBIT 99.4

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q/A for the twelve week period ended March 22, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 28, 2003	/s/ Indra K. Nooyi Indra K. Nooyi President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.